Exhibit 99.1

Cornell Companies, Inc. Investor Discussion 4th Quarter – 2008

Forward-looking Statements and Non-GAAP Measures Statements made during this presentation regarding the company, its expected future earnings, operations, strategic direction, and any other statements that are not historical facts are forward-looking statements within the meaning of applicable securities laws. These statements involve certain risks, uncertainties and assumptions including changes in demand for our services, actions by governmental agencies and other third parties and other factors detailed in our most recent Form 10-K and other filings with the Securities and Exchange Commission, which are available free of charge on the SEC’s website at http://www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. Each forward looking-statement speaks only as of the date of the particular statement, and we undertake no obligation to update or revise any forward looking-statement, whether as a result of new information, future events or otherwise. A reconciliation of all non-GAAP financial measures used in this presentation, including EBITDA, is attached to this presentation.

CRN Investment Thesis Strong Demand / Supply Dynamics Recession-Resistant Business Model “Beta Story” Enhanced ROI from Adult Secure Expansion Greater Profitability from Increased Utilization “Alpha Story”

Cornell Overview Industry Highlights Cornell Growth Strategy Financial Review Appendix

CRN Overview Full-service provider of corrections, treatment and educational services for adults and juveniles Residential & community- based programs Operates 69 facilities across 15 states Total operating capacity of ~19,950 beds Diverse federal, state and local government clients ~4,400 employees 2008 Revenue: $387 million Revenue by Segment Company Overview ($ in millions) $70 $209 $107 2008 Company Operating Income: $62 million Operating Income by Segment (1) $19 $63 $9 Adult Community-Based (ACB) 18% Abraxas Youth & Family Services 28% Adult Secure 54% ACB 21% Abraxas 10% Adult Secure 69% 1. Pie chart represents $91.2 million of operating income before $28.9 million of G&A expenses, amortization of intangibles and corporate overhead charges.

CRN Overview: Customer Base Nearly 20-year relationship with the BOP in Secure 24-year relationship with BOP in Community Corrections Significant presence with GA, CA, MS and AZ DOCs In Abraxas, 70%+ revenue from customers over 15+ years Customer retention / contract renewal rate for controlled assets of 95+% Most customers single-A or better credit rating Revenue by Customer (1) Long-standing relationships allow for stable pipeline of revenues Note: BOP, Federal Bureau of Prisons; DOC, Department of Corrections; USMS, US Marshals Service; ICE, Bureau of Immigration & Customs Enforcement. 1. For twelve months ended 12/31/08. Figures in parenthesis indicate total number of customers within the respective categories. State non-DOCs (15) 16% BOP -Secure 28% State DOCs (7) 22% USMS / ICE 3% Counties (125+) 17% School Districts 3% Cities 3% Other 2% BOP - ACB 6%

Facilities No. Service Capacity Secure 10 12,841 Abraxas 28 3,307 ACB 31 3,797 Total 69 19,945 CRN Overview: National Footprint Cornell serves adults and juveniles with a nationwide reach in residential and community-based programs Note: Facilities as of 12/31/08. Note: Shading represents states with customer relationships. 69 facilities across 15 states Alaska 6 California 15 Colorado 2 Delaware 1 Georgia 1 Illinois 6 Kansas 1 Mississippi 1 Nevada 1 New Mexico 1 Ohio 1 Oklahoma 1 Pennsylvania 20 Texas 10 Utah 1 Washington D.C. 1

Secure ACB Abraxas Highlights (1) Growth Theme Founded 1984 12,841 beds in 10 facilities 91.8% contract utilization 30.2% op. margin #3 in consolidated industry Founded 1973 3,307 beds in 28 facilities 80.6% contract utilization 8.2% op. margin #1 in fragmented industry Add capacity via expansions Selective “Greenfields” with adequate ROI Increase utilization of existing capacity Migrate product mix to higher value-added services Increase utilization of existing zoning Target beds to higher-value customers CRN Overview: Business Segments Three distinct businesses serving adults and juveniles 1. Capacity figures as of 12/31/08; operating margin and utilization based on full year ended 12/31/08. 2. Pie charts represent 2008 operating income by segment; excludes $28.9 million of G&A expenses, amortization of intangibles and corporate overhead charges. 2008 Op. Income ($mm) (2) Founded 1974 3,797 beds in 31 facilities 99.0% contract utilization 27.4% op. margin #1 in fragmented industry 69% 21% 10%

Cornell Overview Industry Highlights Cornell Growth Strategy Financial Review Appendix

Supply And Demand Imbalance Demand “2x” Supply “1x” Overcrowded Prisons Correctional systems operate at or in excess of capacity (e.g., BOP at 137%) (1) Estimated 167,000 new beds needed to reduce state DOC occupancy to 100% (2) 2-year demand outlook an additional ~67,000 beds (3): BOP: 8,600 beds USMS/ICE: 30,000 beds States: 28,000 beds Limited Prison Construction Budget constraints limit government funds necessary for new construction or operating expenses for additional staffing. CA $7.4bn request for 34k beds not funded 2-year supply outlook reveals shortfall with only ~30,000 beds coming online (3): BOP: 2,000 beds States: 4,500 beds Privates: 23,700 beds Demand should outpace supply for next 5+ years 1. BOP Director, Harley Lappin’s 5/12/2008 testimony to House Committee of Appropriations Subcommittee on the Criminal Justice System. 2. Macquarie equity research, 5/20/2008. 3. Bank of America equity research, 7/1/2008.

Insulation From Economic Cycles Growth rate of inmates & detainees not dependent on macroeconomic cycle Lower operating costs increases value proposition of private providers Recessionary environment reduces wage pressure on private providers Private providers able to add beds faster than government capital projects Total Inmates in U.S. Custody (Millions of Inmates & Detainees) CAGR: 4.0% Correctional industry combines growth with downside protection ~40,000 beds per year Note: Populations include local inmates & detainees under the jurisdiction of State and Federal authorities. Source: Bureau of Justice Statistics, Prison Inmates at Midyear 2007 and historical reports. 3.0 2.5 2.0 1.5 1.0 0.5 0.0 1.22 1.29 1.36 1.47 1.59 1.65 1.74 1.82 1.89 1.94 1.96 2.02 2.08 2.14 2.19 2.26 2.30 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007

Increasing Penetration of Private Operators Private providers have grown share of the federal market to 15.9% from 2.8% Private Share of Federal Prisoners (Thousands of Inmates) 2007 Private Share of Total U.S. Prisons Total Market Size: ~$68 billion 12.4% 12.6% 13.7% 14.4% 15.9% 12.3% 10.7% 2.8% Private providers have increased market share from a low base . . . ample room for further penetration Housed in Private Facilities 7.9% Housed in Public Facilities 92.1% Private providers represent only 7.9% of the ~$68 billion corrections market(1) Note: Populations include local inmates & detainees under the jurisdiction of State and Federal authorities. Source: Bureau of Justice Statistics, Prisoners in 2007 and historical reports. 1. Pew Charitable Trust Report “One in 31, The Long Reach of American Corrections,” March 2009. 0 50 100 150 200 250 1999 2000 2001 2002 2003 2004 2005 2006 2007 Federal Prisoners in Private Facilities Federal Prisoners in Public Facilities

Cornell Overview Industry Highlights Cornell Growth Strategy Financial Review Appendix

“Growth Engine” Secure “Cash Engines” Abraxas & ACB New Cash Capital Markets CRN Growth Strategy Secure represents CRN’s “growth engine”, fueled by cash generated from ACB, Abraxas, and disciplined capital raises Recurring Cash Flow “Increase Utilization & Yield” “Add New Beds” Internally generated funds could enable expansions: 2009: 500-700 beds 2010: 1,000-1,200 beds

~1,200 beds to start; ~4,000 at “scale” Secure plans to grow by expanding capacity at existing footprint while selectively acquiring new footprint Secure Capacity Expand existing facilities: Higher ROI than “Greenfield” Bolsters margins due to operating leverage Selectively compete for new growth platform where: Minimum initial size with limited contractual risk Assets expandable to “scale” Program experience / customer relationship strong Favorable competitive dynamics Selection not just “price-based” Limit exposure to “managed-only” contracts Select Developments: DRJ 2nd Expansion (+700; 2Q09) Hudson Facility (+1,250; 4Q09) Capacity for ~6,500 – 9,600 add’l beds on existing footprint CRN Growth Strategy: Adult Secure (Thousands of Beds) 4Q08 4Q09 4Q1X Facilities Under Development Further Expansion Potential Selective “Greenfields” Note: Pie chart on top right-hand corner represents 2008 operating income. x.x 69% 21.0 12.8 2.0 14.8 6.2 0 4 8 12 16 20 24

2046 2046 Capacity expansion could add substantial EBITDA Secure facilities CRN Growth Strategy: Adult Secure (cont.) Secure can add ~6,500 – 9,600 beds, even without new “Greenfields” Note: Excludes two facilities leased from third parties totaling ~665 beds (1) Leased from Municipal Corrections Finance (MCF). (2) Managed under contract with state of Mississippi through local authority. (1) (1) (1) (2) Selected Facilities (State) Contract Capacity Expected YE10 Capacity Expansion Opportunity Potential Capacity CRN Control Big Spring (TX) 3,509 3,509 300 - 500 4,000 2046 D. Ray James (GA) 2,170 2,870 1,000 - 1,500 4,000 Hudson (CO) - 1,250 1,500 - 2,500 4,000 2039 Great Plains (OK) 2,048 2,048 1,000 - 1,500 3,500 Moshannon Valley (PA) 1,495 1,495 1,500 - 2,000 3,500 Owned Walnut Grove (MS) 1,450 1,450 500+ 2,000 Managed High Plains (CO) 272 280 400 - 600 800 Owned Baker (CA) 262 262 300 - 500 700 Owned Total 11,206 13,164 6,500 - 9,600 22,500 1Q09

CRN Growth Strategy: ACB Maximize Current Assets: Fill “last few beds” Shift facilities to customers who value beds more highly Per diems continue to increase above inflation Expand Programs: Maximize footprint up to zoning capacity Acquire adjacent land to owned facilities Opportunistic Acquisitions: Target zoning / constrained geographies with 75+ beds “Bolt-on” to ACB scale ACB Residential Capacity ACB plans to grow by increasing utilization afforded by zoning and targeting customers who provide more favorable economics (Number of Beds) 4Q08 Utilized Beds Note: Pie chart on top right-hand corner represents 2008 operating income. * Based on residential service capacity 2010+ Utilized Beds Available Beds* 21% 3,111 596 2,515 0 900 1,800 2,700 3,600

Under-Utilized Facilities (1) CRN Growth Strategy: Abraxas Abraxas can grow earnings with only limited capex spend Fill four substantially underutilized facilities Focus other programs on high-margin “last few beds” Migrate product mix to more complex residential populations with higher per diems, fewer competitors and budget resiliency Seek opportunistic, “bolt-on” consolidating acquisitions Abraxas Residential Capacity Abraxas plans to grow by increasing utilization and shifting the “mix” to more profitable services Spare capacity has the contribution potential of “a couple” of 1,200-bed owned adult prisons (Number of Beds) 4Q08 Utilized Beds “Last Few Beds” 2010+ Utilized Beds Note: Pie chart on top right-hand corner represents 2008 operating income. 1. Abraxas Academy, Hector Garza, Abraxas 1, Southern Peaks. 10% 1,640 126 373 1,141 0 500 1,000 1,500 2,000

CRN Growth Strategy: Asset Utilization Capacity Utilization and Profitability Occupancy drives economics . . . leverage in Abraxas ~65% ~75% ~85% >100% EBITDA Net Income Return on Investment 0% Illustrative Break-even for: ~95% 2008 Performance (1) Contract Capacity Utilization(2): Op. Margin: Filling facilities potentially triples operating margin 100% Utilization ratios and operating income margins for full year ending 12/31/08. Represents average contract occupancy based on contracted beds in operation; for some facilities, contract capacity substantially less than physical capacity. Abraxas 80.6% 8.2% Secure 91.8% 30.2% ACB 99.0% 27.4% 1. 2.

“Growth Engine” Secure “Cash Engines” Abraxas & ACB New Cash Capital Markets CRN’s Strategy for Profitable Growth Secure represents CRN’s “growth engine”, fueled by cash generated from ACB, Abraxas, and disciplined capital raises Recurring Cash Flow Secure: “Growth Engine” over next 5+ years Exercise “options” to expand facilities at optimal time Select growth projects based on assessment of ROI Deploy ~90% of total capex into expansions and a few “Greenfield” projects, funded by internally generated cash and new capital raises Increase margins via expansion project scale leverage Abraxas & ACB: “Cash Engines” Maximize additional pockets of “high cash return” areas with limited investment Significant margin upside: Increasing utilization Shift to higher value-added service mix Leverage leading market position and scale for opportunistic acquisitions in a fragmented sectors

Cornell Overview Industry Highlights Cornell Growth Strategy Financial Review Appendix

($ in millions) Revenues 2008: Significant Growth Year Strong operating performance: Operating Margin increased approximately 340 bp to 27.4% Expanded Great Plains facility by 1,100 beds; activated/ramped during 4Q 2008 Expanded DRJ facility 300 beds (activated/ramped 1Q 2008). Second expansion of 700+ beds scheduled for completion end of 1Q 2009 Financial Review EBITDA (1) CAGR: 8.7% 2008 performance demonstrates continued execution of profitable growth strategy 10% (2) 14% 17% 17% 21% For EBITDA reconciliation, see page 27. EBITDA Margin CAGR: 30.0% $28 $43 $61 $61 $80 $0 $20 $40 $60 $80 $100 2004 2005 2006 2007 2008 $277 $311 $361 $361 $387 $0 $100 $200 $300 $400 $500 2004 2005 2006 2007 2008 1. 2.

ROCE (1) Earnings per Share Financial Review (cont.) 1. Return on Capital Employed (ROCE) = operating income / (average assets – average current liabilities). 3.4% 6.2% 10.0% 9.5% 11.9% 0.0% 3.0% 6.0% 9.0% 12.0% 15.0% 2004 2005 2006 2007 2008 ($0.56) $0.02 $0.84 $0.82 $1.51 ($1.00) ($0.50) $0.00 $0.50 $1.00 $1.50 $2.00 2004 2005 2006 2007 2008

CRN executing on platform to deliver solid earnings growth into 2009 Financial Review: Continued Growth Earnings Drivers Earnings Momentum Strong market demand Long term contracts and customer relationships Operations stability & leadership execution $0.34 2009 EPS Guidance Guidance Range Announced capacity additions (activation starts): D. Ray James: 2nd expansion of 700+ beds (beginning of 3Q09) Hudson, CO: 1,250 beds (end of 4Q09) Continued ramp of Abraxas’ underutilized facilities and increased utilization of RCC Fill ACB “last few beds” Focus on operations efficiency $0.30 $1.72 $1.64 $1.60 $1.65 $1.70 $1.75 $0.25 $0.30 $0.35 $0.40 1Q09 FY09

Financial Review: Capital Structure 1. As of 12/31/08, $75.0 million was outstanding under the Amended Credit Facility and $14.9 million was utilized for letters of credit. Raise Debt and/or Equity to fund facility expansions Raise capital to refinance senior notes @ 105.375 call premium (reduces to 102.688 at July 2009) Use third party financing for “Greenfield” sites Use free cash flow to delever if better risk-adjusted ROI As of 12/31/08 Debt of Cornell Companies, Inc. Long-term debt: 10¾% Senior Notes due July 2012 $ 111,356 Revolving Line of Credit due December 2011 with an interest rate of LIBOR plus 1.50% to 2.25% or prime plus 0.00% to 0.75% 75,000 Capital Lease obligations 26 Subtotal 186,382 Debt of Special Purpose Entity (MCF): 8.47% Bonds due 2016 134,100 Total consolidated debt 320,482 Total Stockholders’ equity: 227,722 Total capitalization $ 548,204

Cornell Overview Industry Highlights Cornell Growth Strategy Financial Review Appendix

P&L Overview Segment Financials Revenue, operating income and operating margin excludes income / loss from discontinued operations. ($ in millions) 2003 2004 2005 2006 2007 2008 Revenue $258.2 $277.2 $310.8 $360.9 $360.6 $386.7 Secure 102.1 114.8 128.5 178.8 183.2 209.3 ACB 49.5 48.6 63.3 66.3 68.1 70.1 Abraxas 106.5 113.8 119.0 115.8 109.3 107.3 Average Residential Revenue Per Diem Secure $47.49 $48.45 $48.49 $56.12 $54.69 $54.07 ACB 58.69 62.10 62.02 61.71 62.91 68.47 Abraxas 162.88 164.54 167.68 170.33 174.93 192.15 SG&A 23.4 20.3 20.4 21.7 25.5 26.0 % of Sales 9.1% 7.3% 6.6% 6.0% 7.1% 6.7% Segment Operating Income 24.5 14.5 27.9 44.8 45.0 62.2 Secure 25.6 24.9 26.2 44.8 44.1 63.2 ACB 10.6 9.2 11.9 12.4 16.5 19.2 Abraxas 14.2 3.8 13.7 12.6 13.1 8.8 Segment Operating Margin 9.5% 5.2% 9.0% 12.4% 12.5% 16.1% Secure 25.1% 21.7% 20.4% 25.1% 24.1% 30.2% ACB 21.4% 18.9% 18.8% 18.7% 24.2% 27.4% Abraxas 13.3% 3.3% 11.5% 10.9% 12.0% 8.2% Contract Capacity Utilization 100.5% 98.6% 96.0% 97.5% 99.6% 92.0% Secure 99.3% 98.8% 96.1% 98.2% 100.4% 91.8% ACB 110.7% 103.1% 100.4% 97.7% 101.1% 99.0% Abraxas 92.6% 92.7% 89.2% 93.2% 92.0% 80.6% ROCE Total 6.1% 3.4% 6.2% 10.0% 9.5% 11.9% 1.

EBITDA Reconciliation EBITDA Reconciliation ($ in millions) 2004 2005 2006 2007 2008 EBITDA $27.6 $43.1 $61.1 $61.0 $80.1 Interest Expense 22.3 24.1 26.1 26.2 26.9 Interest Income (1.9) (2.3) (3.1) (2.0) (3.0) Depreciation and Amortization 13.2 15.2 16.3 16.0 17.9 Loss on Extinguishment of Debt 2.3 Provision (Benefit) for Income Taxes (3.3) 2.2 9.2 8.9 15.6 Minority Interest in Consolidated Special Purpose Entity 0.5 Discontinued Operations, net of tax benefit of $1,589, $1,950, and $381 in 2004, 2005 and 2006, respectively 2.4 3.6 0.7 Net Income (Loss) ($7.4) $0.3 $11.9 $11.9 $22.2

Customer Pricing Behavior State Secure / ACB CPI in Contract But not assumed Abraxas Mix and Price Individual Services Federal Secure / ACB Contract COLA Take or Pay Percentage of Revenue by Customer Type (1) Other 1. For twelve months ended 12/31/08. 5% 37% 28% 30%

Adult Secure “Retail” Market pricing of low $200’s to mid $300’s Scale = 100 – 250 beds Staffing ratios of 5:1 – 8:1 Slow ramp of 1-3 years for entire facility (50 – 200 beds) Adult Secure vs. Abraxas Youth Abraxas Youth “Wholesale” 28.3% contract capacity growth** Market pricing of low $40’s to mid $60’s Scale = 1,500 – 3,500 beds Staffing ratios of ~9:1 Quick ramp of 4-6 months for entire facility (~1,500 beds) Adult Secure business differs from Abraxas business * Excluding discontinued operations. ** Growth from 4Q07 to 4Q08 Adult Secure Operating Income $mm $24.9 $26.2 $44.1 $44.8 $63.1 2004 2005 2006 2007 2008 Abraxas Operating Income $mm $8.8 $13.1 $12.6 $13.7 $3.8 2004 2005 2006 2007 2008

MCF Rent MCF Cash Rental Schedule ($mm) $18mm current P&L impact of MCF rent Note: $134.1mm of MCF debt matures 2016 (non-recourse, but consolidated on CRN Balance sheet) MCF Rental Expense Total Rental Expense (2006 - 2021) $249.7 Average Rental Expense (2006 - 2021) 15.6 Total Rental Expense (2022 - 2046) $130.1 Average Rental Expense (2022 - 2046) 5.2

Secure Example: “Great Plains” Facility built in 1991 at 480 beds CRN began management 1998, housing 766 inmates for Oklahoma DOC 4Q06, CRN terminates contract with prior customer; last inmate leaves 2Q07 2Q07, awarded Arizona DOC take-or-pay contract; first inmate arrives 3Q07 and ramp to 916 capacity 4Q07 3Q08, expansion to 2048 beds complete; ramped during 4Q08 - represents additional ~$40mm in annual revenue Facility master plan could expand to ~4000 beds Great Plains Correctional Facility Expand Capacity (Beds) 480 766 916 4000 +/- 2048 1991 2006 2007 2008 20XX

Abraxas Example: “Leadership Development Program” Stable operations for over 13 years Staff-secure 120 bed residential program Adjudicated delinquent and dependent 13-18 year old males and females Primarily first and second time offenders 8:1 client to direct care staff ratio Year-round, licensed, private onsite school Multi-disciplinary, professional treatment staff Medical, psychological, psychiatric and dental services Addressing market opportunities shifted program mix and increased per diems

ACB Example: “Taylor Street” Taylor Street Center: Mixed population (FBOP & CDCR) in downtown San Francisco Converted SRO Hotel 1984, started operations as halfway house (46 beds) 1989, CRN began operating (60 beds) 2008, operates at 178 beds; expansion potential to 200+ beds Real estate analysis for “higher, better use” of assets Prime location to serve needs of both BOP & CDCR customers Provides temporary single-sex housing, monitoring and transitional services minimum-security adult male and female offenders

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